EXHIBIT 99

                                 MORGAN STANLEY
                                    2003-NC2
                                    SIV TABLE
                                   ALL RECORDS

--------------------------------------------------------------------------------

SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS


 1. Credit Score (Loans with FICO less than or equal to 600)
 2. Range of Combined Original LTV Ratios (%) (CLTV greater than 80)
 3. Loan Purpose
 4. Documentation Level

--------------------------------------------------------------------------------

1. CREDIT SCORE (LOANS WITH FICO LESS THAN OR EQUAL TO 600)

                                                                                   % OF
                                                                                 MORTGAGE
                                                                                  POOL BY
                                                                  AGGREGATE      AGGREGATE     WEIGHTED
                                                      NUMBER       CUT-OFF        CUT-OFF      AVERAGE      MAXIMUM      MINIMUM
                                                        OF          DATE           DATE         GROSS        GROSS        GROSS
                                                     MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     INTEREST     INTEREST
CREDIT SCORE (LOANS WITH FICO LESS THAN               LOANS      BALANCE ($)      BALANCE      RATE (%)     RATE (%)     RATE (%)
OR EQUAL TO 600)
-----------------------------------------------------------------------------------------------------------------------------------
476 - 500                                               20        3,455,726         0.66        8.559        11.74          7.5
501 - 525                                              796      109,181,353        20.99        8.527        12.75          5.75
526 - 550                                              958      137,170,818        26.37        8.227        13.1           5.5
551 - 575                                              870      129,867,364        24.96        8.031        12.55          5.5
576 - 600                                              886      140,562,524        27.02        7.854        12.02          5.5
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               3,530      520,237,785          100        8.143        13.1           5.5
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 499
Maximum: 600
Non-Zero Weighted Average: 552


[Table continued]
                                                      WEIGHTED      WEIGHTED
                                                      AVERAGE       AVERAGE      WEIGHTED
                                                     REMAINING      COMBINED     AVERAGE       MAXIMUM       MINIMUM        % OF
                                                        TERM        ORIGINAL       FICO       COMBINED      COMBINED       CASHOUT
CREDIT SCORE (LOANS WITH FICO LESS THAN               (MONTHS)        LTV         SCORE          LTV           LTV        REFINANCE
OR EQUAL TO 600)
-----------------------------------------------------------------------------------------------------------------------------------
476 - 500                                               357          73.96        500              85         39.02         88.03
501 - 525                                               355          75.44        514.7            90         11.69         77.33
526 - 550                                               353          76.24        537.8            90         26.04         75.72
551 - 575                                               352          77.6         563.2            90         14.03         70.74
576 - 600                                               354          79.4         587.3           100         20            69.16
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  353          77.25        552.4           100         11.69         73.13
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 499
Maximum: 600
Non-Zero Weighted Average: 552


[Table continued]
                                                       % OF     % OF      % OF
                                                       CLTV    STATED   LIMITED
CREDIT SCORE (LOANS WITH FICO LESS THAN               > 90 %    DOC       DOC
OR EQUAL TO 600)
-------------------------------------------------------------------------------
476 - 500                                               0    20.39       0
501 - 525                                               0    22.57       4.92
526 - 550                                               0    23.91       5.11
551 - 575                                               0    24.95       7.2
576 - 600                                            1.87    31.17       6.4
-------------------------------------------------------------------------------
TOTAL:                                                0.5    25.83       5.91
-------------------------------------------------------------------------------
Non-Zero Minimum: 499
Maximum: 600
Non-Zero Weighted Average: 552



2. RANGE OF COMBINED ORIGINAL LTV RATIOS (%) (CLTV GREATER THAN 80)

                                                                                   % OF
                                                                                 MORTGAGE
                                                                                  POOL BY
                                                                  AGGREGATE      AGGREGATE     WEIGHTED
                                                      NUMBER       CUT-OFF        CUT-OFF      AVERAGE      MAXIMUM      MINIMUM
                                                        OF          DATE           DATE         GROSS        GROSS        GROSS
                                                     MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     INTEREST     INTEREST
RANGE OF COMBINED ORIGINAL LTV RATIOS (%)             LOANS      BALANCE ($)      BALANCE      RATE (%)     RATE (%)     RATE (%)
(CLTV GREATER THAN  80)
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                        1,338      230,534,467        48.63        7.781           12         4.82
85.01 - 90.00                                        1,072      206,566,554        43.57        7.659           11         4.82
90.01 - 95.00                                          162       31,959,500         6.74        7.532        10.24          5.5
95.01 - 100.00                                         115        5,020,637         1.06       10.962        11.99         8.91
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               2,687      474,081,158          100        7.745           12         4.82
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 80.23
Maximum: 100.00
Weighted Average: 87.67


[Table continued]
                                                      WEIGHTED      WEIGHTED
                                                      AVERAGE       AVERAGE      WEIGHTED
                                                     REMAINING      COMBINED     AVERAGE       MAXIMUM       MINIMUM        % OF
                                                        TERM        ORIGINAL       FICO       COMBINED      COMBINED       CASHOUT
RANGE OF COMBINED ORIGINAL LTV RATIOS (%)             (MONTHS)        LTV         SCORE          LTV           LTV        REFINANCE
(CLTV GREATER THAN  80)
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                           352          84.58        596              85         80.23         63.49
85.01 - 90.00                                           354          89.71        633.2            90         85.01         51.24
90.01 - 95.00                                           356          94.83        659.8            95         91.7          45.18
95.01 - 100.00                                          227          99.9         648.5           100         95.72         21.62
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  352          87.67        617.1           100         80.23         56.47
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 80.23
Maximum: 100.00
Weighted Average: 87.67


[Table continued]
                                                       % OF     % OF      % OF
                                                       CLTV    STATED   LIMITED
RANGE OF COMBINED ORIGINAL LTV RATIOS (%)             > 90 %    DOC       DOC
(CLTV GREATER THAN  80)
-------------------------------------------------------------------------------
80.01 - 85.00                                            0    34.47       7.06
85.01 - 90.00                                            0    32.85       9.31
90.01 - 95.00                                          100    18.49       0
95.01 - 100.00                                         100     0          0
-------------------------------------------------------------------------------
TOTAL:                                                 7.8    32.32       7.49
-------------------------------------------------------------------------------
Non-Zero Minimum: 80.23
Maximum: 100.00
Non-Zero Weighted Average: 87.67



3. LOAN PURPOSE

                                                                                   % OF
                                                                                 MORTGAGE
                                                                                  POOL BY
                                                                  AGGREGATE      AGGREGATE     WEIGHTED
                                                      NUMBER       CUT-OFF        CUT-OFF      AVERAGE      MAXIMUM      MINIMUM
                                                        OF          DATE           DATE         GROSS        GROSS        GROSS
                                                     MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     INTEREST     INTEREST
LOAN PURPOSE                                          LOANS      BALANCE ($)      BALANCE      RATE (%)     RATE (%)     RATE (%)
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                  4,355      701,862,501        100         7.758         13.1          4.82
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               4,355      701,862,501        100         7.758         13.1          4.82
-----------------------------------------------------------------------------------------------------------------------------------


[Table continued]
                                                      WEIGHTED      WEIGHTED
                                                      AVERAGE       AVERAGE      WEIGHTED
                                                     REMAINING      COMBINED     AVERAGE       MAXIMUM       MINIMUM        % OF
                                                        TERM        ORIGINAL       FICO       COMBINED      COMBINED       CASHOUT
LOAN PURPOSE                                          (MONTHS)        LTV         SCORE          LTV           LTV        REFINANCE
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                     350          77.52        595.7           100         9.02          100
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  350          77.52        595.7           100         9.02          100
-----------------------------------------------------------------------------------------------------------------------------------


[Table continued]
                                                       % OF     % OF      % OF
                                                       CLTV    STATED   LIMITED
LOAN PURPOSE                                          > 90 %    DOC       DOC
-------------------------------------------------------------------------------
Refinance - Cashout                                   2.21    33.24       6.28
-------------------------------------------------------------------------------
TOTAL:                                                2.21    33.24       6.28
-------------------------------------------------------------------------------



4. DOCUMENTATION LEVEL

                                                                                   % OF
                                                                                 MORTGAGE
                                                                                  POOL BY
                                                                  AGGREGATE      AGGREGATE     WEIGHTED
                                                      NUMBER       CUT-OFF        CUT-OFF      AVERAGE      MAXIMUM      MINIMUM
                                                        OF          DATE           DATE         GROSS        GROSS        GROSS
                                                     MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     INTEREST     INTEREST
DOCUMENTATION LEVEL                                   LOANS      BALANCE ($)      BALANCE      RATE (%)     RATE (%)     RATE (%)
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                 1,980      386,422,817        100         7.724         12.45         4.82
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               1,980      386,422,817        100         7.724         12.45         4.82
-----------------------------------------------------------------------------------------------------------------------------------


[Table continued]
                                                      WEIGHTED      WEIGHTED
                                                      AVERAGE       AVERAGE      WEIGHTED
                                                     REMAINING      COMBINED     AVERAGE       MAXIMUM       MINIMUM        % OF
                                                        TERM        ORIGINAL       FICO       COMBINED      COMBINED       CASHOUT
DOCUMENTATION LEVEL                                   (MONTHS)        LTV         SCORE          LTV           LTV        REFINANCE
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                    351          78.18        623             95          10.26         60.38
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  351          78.18        623             95          10.26         60.38
-----------------------------------------------------------------------------------------------------------------------------------


[Table continued]

                                                       % OF     % OF      % OF
                                                       CLTV    STATED   LIMITED
LOAN PURPOSE                                          > 90 %    DOC       DOC
-------------------------------------------------------------------------------
Stated Documentation                                   1.53      100        0
-------------------------------------------------------------------------------
TOTAL:                                                 1.53      100        0
-------------------------------------------------------------------------------




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                    2003-NC2
                                DEUTCH BANK TABLE
                                   ALL RECORDS
--------------------------------------------------------------------------------

SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS

 1. Top 5 City Concentrations
 2. Top 10 Zip Code Concentrations
 3. Credit Score
 4. Back Ratio


--------------------------------------------------------------------------------
1. TOP 5 CITY CONCENTRATIONS

                                                                        % OF
                                                                      MORTGAGE
                                                                       POOL BY
                                                      AGGREGATE       AGGREGATE     WEIGHTED     WEIGHTED      WEIGHTED
                                        NUMBER         CUT-OFF         CUT-OFF      AVERAGE       AVERAGE      AVERAGE      WEIGHTED
                                          OF            DATE            DATE         GROSS       REMAINING     COMBINED     AVERAGE
TOP 5 CITY                             MORTGAGE       PRINCIPAL       PRINCIPAL     INTEREST       TERM        ORIGINAL       FICO
CONCENTRATIONS                          LOANS        BALANCE ($)       BALANCE      RATE (%)     (MONTHS)        LTV         SCORE
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles CA-S                            166        33,413,565          3.09        7.58            345        77.22        611.4
Chicago IL                                  100        18,761,622          1.73        7.807           349        77.86        605.4
San Jose CA-N                                50        17,873,484          1.65        7.209           348        78.99        629.3
Oakland CA-N                                 53        12,945,452           1.2        7.301           354        75.88        624.5
Sacramento CA-N                              74        11,629,155          1.07        7.584           355        81.94        617.5
Other                                     6,190       988,060,260         91.26        7.732           351        79.21        604.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    6,633     1,082,683,538           100        7.713           350        79.11        605.5
------------------------------------------------------------------------------------------------------------------------------------



2. TOP 10 ZIP CODE CONCENTRATIONS

                                                                        % OF
                                                                      MORTGAGE
                                                                       POOL BY
                                                      AGGREGATE       AGGREGATE     WEIGHTED     WEIGHTED      WEIGHTED
                                        NUMBER         CUT-OFF         CUT-OFF      AVERAGE       AVERAGE      AVERAGE      WEIGHTED
TOP 10                                    OF            DATE            DATE         GROSS       REMAINING     COMBINED     AVERAGE
ZIP CODE                               MORTGAGE       PRINCIPAL       PRINCIPAL     INTEREST       TERM        ORIGINAL       FICO
CONCENTRATIONS                          LOANS        BALANCE ($)       BALANCE      RATE (%)     (MONTHS)        LTV         SCORE
------------------------------------------------------------------------------------------------------------------------------------
95076                                        13         4,692,198          0.43        7.456           357        74.18        630.9
93030                                        17         4,444,027          0.41        7.481           356        78.98        629.9
94509                                        19         4,414,221          0.41        7.525           358        81.27        598.3
94806                                        15         3,570,311          0.33         7.46           358        81.06        587.4
95758                                        14         3,246,201           0.3        7.361           358        83.16        611.7
90043                                        17         3,183,338          0.29        7.445           358        75.24        595.9
92592                                        13         3,126,007          0.29        7.351           358        82.41        612.7
94605                                        12         3,108,374          0.29        6.969           342        81.63        625.3
91342                                        15         3,015,530          0.28        7.468           331        81.37        613.3
94531                                        10         2,827,565          0.26        6.732           352         83.6        639
Other                                     6,488     1,047,055,767         96.71        7.726           350        79.08        605.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    6,633     1,082,683,538           100        7.713           350        79.11        605.5
------------------------------------------------------------------------------------------------------------------------------------



3. CREDIT SCORE

                                                                        % OF
                                                                      MORTGAGE
                                                                       POOL BY
                                                      AGGREGATE       AGGREGATE     WEIGHTED     WEIGHTED      WEIGHTED
                                        NUMBER         CUT-OFF         CUT-OFF      AVERAGE       AVERAGE      AVERAGE      WEIGHTED
                                          OF            DATE            DATE         GROSS       REMAINING     COMBINED     AVERAGE
                                       MORTGAGE       PRINCIPAL       PRINCIPAL     INTEREST       TERM        ORIGINAL       FICO
CREDIT SCORE                            LOANS        BALANCE ($)       BALANCE      RATE (%)     (MONTHS)        LTV         SCORE
------------------------------------------------------------------------------------------------------------------------------------
A-                                        1,193       181,494,464         16.76        7.976           353        76.72        566.4
A-MO                                         21         3,314,173          0.31        7.734           336        66.54        535.6
A+                                        3,732       654,438,366         60.45        7.499           352        81.29        627.7
A+MO                                        379        49,722,861          4.59        7.792           353        75.03        543.2
B                                           779       113,094,987         10.45        8.524           353        74.85        547.4
C                                           166        20,240,962          1.87        9.638           355        71.66        537.4
C-                                           51         7,372,797          0.68         10.1           355        65.46        542.5
C-HS                                         16         1,697,720          0.16       11.201           358        62.86        551.4
FICO                                        296        51,307,210          4.74        6.431           313        79.39        690
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    6,633     1,082,683,538           100        7.713           350        79.11        605.5
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 499
Maximum: 811
Non-Zero Weighted Average: 605




4. BACK RATIO

                                                                        % OF
                                                                      MORTGAGE
                                                                       POOL BY
                                                      AGGREGATE       AGGREGATE     WEIGHTED     WEIGHTED      WEIGHTED
                                        NUMBER         CUT-OFF         CUT-OFF      AVERAGE       AVERAGE      AVERAGE      WEIGHTED
                                          OF            DATE            DATE         GROSS       REMAINING     COMBINED     AVERAGE
BACK                                   MORTGAGE       PRINCIPAL       PRINCIPAL     INTEREST       TERM        ORIGINAL       FICO
RATIO                                   LOANS        BALANCE ($)       BALANCE      RATE (%)     (MONTHS)        LTV         SCORE
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 5.00                                   6           595,425          0.05        8.322           335        78.18        594.3
5.01 - 10.00                                 15         2,305,794          0.21        7.917           352           69        673.9
10.01 - 15.00                                62         6,716,355          0.62        7.972           341        68.31        605.8
15.01 - 20.00                               207        25,345,535          2.34         7.81           350        75.82        610.5
20.01 - 25.00                               389        51,475,275          4.75        7.841           348        77.07        608.2
25.01 - 30.00                               568        78,646,437          7.26        7.784           348        76.75        602.2
30.01 - 35.00                               854       130,791,124         12.08        7.734           351        78.23        603.7
35.01 - 40.00                             1,078       183,223,852         16.92        7.703           352        78.99        607.8
40.01 - 45.00                             1,437       258,097,354         23.84        7.677           351        81.54        616.4
45.01 - 50.00                             1,565       272,595,844         25.18        7.595           349        79.92        602.9
50.01 - 55.00                               397        64,355,932          5.94        8.062           353         76.7        571.7
55.01 - 60.00                                54         8,480,686          0.78        7.847           350           69        566.2
65.01 - 70.00                                 1            53,925             0         7.99           177           80          616
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    6,633     1,082,683,538           100        7.713           350        79.11        605.5
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.24
Maximum: 66.97
Weighted Average: 39.74



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.